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                                                                   Exhibit 10.3


                       AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

          TMP Worldwide Inc. ("TMPW") and Andrew J. McKelvey ("Employee") are parties to an Employment Agreement, dated as of November 15, 1996 (the "Employment Agreement"), and by virtue of this Amendment No. 1 to Employment Agreement (the "Amendment Agreement"), are modifying certain terms of the Employment Agreement.

          The parties hereby agree as follows:

               1. Effective as of the date hereof, all references to "President" in Sections 1.1 and 1.2 of the Employment Agreement are hereby amended to read "Chief Executive Officer".

               2. Effective as of January 1, 1998, (i) Section 2.3(c) of the Employment Agreement is deleted in its entirety, and (ii) all references to ",including but not limited to mandatory bonuses" in Sections 2.2(a) and 2.2(b) of the Employment Agreement are hereby deleted in their entirety.

               3. The Employment Agreement, as amended by this Amendment Agreement, is hereby ratified and confirmed and remains in full force and effect.

          The parties hereto have executed this Amendment Agreement on November 4, 1998.


                                   TMP WORLDWIDE INC.


                                   By: /s/ Thomas G. Collison
                                      --------------------------
                                      By: Thomas G. Collison
                                      Title: Vice Chairman



                                   /s/ Andrew J. McKelvey
                                   -----------------------------
                                   Andrew J. McKelvey